LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 1, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED NOVEMBER 23, 2016, OF

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Effective May 1, 2017, the section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Gordon S. Brown (Co-Head of Global Portfolios) and Annabel Rudebeck (Head of Non-U.S. Credit). Mr. Buchanan has been part of the portfolio management team for the fund since 2007. Messrs. Leech and Brown have been part of the portfolio management team for the fund since 2012. In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund. Ms. Rudebeck became a part of the portfolio management team in May 2017. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Effective May 1, 2017, the section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Gordon S. Brown (Co-Head of Global Portfolios) and Annabel Rudebeck (Head of Non-U.S. Credit). Mr. Buchanan has been a part of the portfolio management team for the fund since 2007. Messrs. Leech and Brown have been a part of the portfolio management team for the fund since 2012. In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund. Ms. Rudebeck became a part of the portfolio management team in May 2017.

Messrs. Leech, Buchanan and Brown have been employed by Western Asset as investment professionals for at least the past five years. Ms. Rudebeck has been employed by Western Asset as an investment professional since November 2016. Prior to joining Western Asset as an investment professional, Ms. Rudebeck was Senior Partner, Head of Global Investment Grade Credit at Rogge Global Partners from 2004 to 2016.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX338578